Exhibit 10.40


                             DISTRIBUTION AGREEMENT

This Distribution Agreement (the "Agreement") is made as of this ___ day of February, 2001, by and between ALPHATEC MANUFACTURING, INC., a California corporation (hereinafter called the "Company"), and OSTEOTECH, INC., a Delaware corporation (hereinafter called "Distributor").

The products covered by this Agreement include the private label version of the Mirage(TM) top tightening spine implants and instrument system depicted in Schedule A and the private label version of the Deltaloc(TM) anterior cervical implants and instrument system depicted in Schedule B (collectively referred to as the "PLP"). Other product lines may be added from time to time and designated by the Company to be covered hereunder, as set forth herein.

The Company and Distributor hereby agree as follows:

      1. PURCHASES BY DISTRIBUTOR

         1.1 The Company hereby grants Distributor the right to purchase the PLP upon the terms hereinafter provided.

         1.2 Commencing with the fiscal quarter after the Company completes fulfillment of Distributor's initial order, and for each subsequent fiscal quarter during the initial term of this Agreement and one renewal term of this Agreement, as specified in Section 8.1;***

                (a)  ***

                (b) backorders are defined as failure to deliver any portion of a purchase order in accordance with the timeframe specified on such purchase order or, in the absence of such a timeframe, in accordance with the timeframes specified in Schedule D.

                (c)  ***

                (d) Distributor's initial purchase order pursuant to this Agreement will be submitted by Distributor to the Company no later than five (5) days after this Agreement is signed on behalf of both the Company and Distributor.



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***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.


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      2. SALES BY DISTRIBUTOR

         2.1 The Company grants Distributor the exclusive right to sell the PLP within the United States and Canada (hereinafter the "Area"), provided Distributor:

                (a) does not market the PLP to existing customers of the Company within the Area for as long as such customers are being actively supplied and serviced by the Company. A list of such existing Company customers is set forth in Schedule F;

                (b) does not sell or otherwise distribute any PLP for use or resale outside of the Area without the prior written approval of the Company.

                (c) uses its best efforts to promote and sell the PLP within the Area.

         2.2 The Company may not offer to any other distributor(s) products of the Company that are considered to be line extensions of the PLP. Line extensions are defined as products governed by patents that define the Deltaloc(TM)and Mirage(TM)systems.

         2.3    ***

         2.4 Distributor will have no distributorship or other rights regarding products not depicted in Schedules A and B and the Company may offer for distribution to other distributors any product which is not depicted in Schedule A or B; provided, however, that any line extension or improvement made by the Company to products which are depicted in Schedule A or B will be available to Distributor pursuant to this Agreement for the PLP.

         2.5 The Company agrees not to enter into a private label arrangement for the PLP in the same markets with any other company during the initial term of this Agreement or any renewal term thereof. The Company agrees not to distribute the Mirage(TM)or Deltaloc(TM)branded product line in any of the markets covered by this Agreement through any agents which maintain a national distribution organization.



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***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.



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


         2.6    The  Company  will  retain  the   exclusive   right  to  market,
                distribute and sell the Mirage(TM)and Deltaloc(TM)systems and tradenames to markets both inside and outside of the Area.

         2.7 The Company will notify Distributor of any new product system it develops, and Distributor will have a right of first refusal to enter into a distribution agreement with the Company with respect to such new product system. Distributor and the Company shall negotiate in good faith regarding any such distribution agreement. If such a distribution agreement is not entered into between the Company and Distributor within ninety (90) days of Distributor's receipt of the Company's notice of such new product system, then Distributor's right of first refusal with respect to such new product system shall expire, and the Company shall be entitled to enter into a distribution agreement concerning such new product system with any other party.

      3. PRODUCTS, INVENTORY AND PRODUCT CHANGES

         3.1 Distributor agrees to stock and distribute the full line of the PLP, as set forth in Schedules A and B. Additional PLP or product lines designated by the Company at the Company's option from time to time may, upon mutual agreement of Distributor and the Company, be distributed pursuant to this Agreement, in which case this Agreement will be amended accordingly.

         3.2 All changes to the PLP, other than for custom instruments, must be mutually agreed to by both parties. The Company will make no changes to the PLP without prior notification and approval of Distributor. The Company will determine if any such changes require updated FDA filings.

         3.3 Any improvements made to the PLP shall be covered by this Agreement. Furthermore, Distributor will have the ability to develop custom instruments, specific to individual surgeon requests, to support sales of the PLP.

         3.4 Except as specified in 1.2(b), if the Company has used commercially reasonable efforts to fill a properly authorized purchase order for the PLP the Company shall have no liability for any failure to supply the PLP ordered by Distributor. The Company shall make all reasonable efforts to provide Distributor advance notice regarding potential for failure to complete any order in accordance with the terms of this Agreement and the applicable purchase order. Notwithstanding anything herein, the Company agrees to keep a quantity of the full line of the PLP available for shipment to help meet increases in demand. Quantity



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


                shall be defined as a thirty (30) day supply, as calculated from the 12 month rolling forecast.

         3.5 The Company represents and warrants to Distributor that all the PLP is designed and manufactured in accordance with all federal, state and local laws, rules and regulations.

         3.6 The Company agrees to provide necessary instrument repairs to the PLP purchased by Distributor pursuant to this Agreement for a period of two (2) years from Distributor's receipt of such PLP, at no charge to Distributor, and to complete such repairs within twenty (20) working days of receipt of the PLP item to be repaired. If the Company is not able to meet such repair requirement with respect to any PLP item, the Company authorizes Distributor to obtain repair of such item using its own resources. The Company will not repair drill bits, taps or other cutting instruments that may become dull after repeated use. Distributor and the Company will each be responsible for shipping costs they incur in shipping the PLP purchased by Distributor pursuant to this Agreement between themselves in connection with repairs pursuant to this Section 3.6.

      4. SELLING RESPONSIBILITIES AND REQUIREMENTS

         4.1 Distributor agrees to provide to its customers (physicians, nurses and related hospital staff) all relevant product and instrument indications, instructions for use, operative technique guides (both video and written) and package inserts provided by the Company, to ensure the correct use of the Company's products. Distributor additionally agrees to advise its customers of any and all contraindications which relate to the PLP and as detailed in the insert contained within the packaging of each PLP or as detailed in the written operative technique guide.

         4.2 The Company agrees to provide Distributor with accurate and complete FDA filings specific to the distributed PLP. These documents include, but are not limited to, the Mirage(TM) and Deltaloc(TM) 510(K) filings, Medical Device Reports (MDR's), recalls, market withdrawals, Establishment Registration and Service listings, Establishment Inspection reports including inspectional observations responses, FDA Form 483, and package inserts.

         4.3 Distributor and the Company agree to abide by all FDA regulations related to manufacturing, marketing and distribution requirements, including applicable QSR regulations. Distributor agrees to report to the Company material adverse events within forty-eight (48) hours of learning of them and MDR's within seventy-two (72)



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


                hours of their filing. Distributor will forward all complaints received related to the manufacture or labeling of the PLP to the Company. The Company will investigate all such complaints in accordance with applicable federal regulations, and the Company will submit MDR reports to the FDA as necessary. The Company will prepare and submit any reports required by applicable federal regulations.

         4.4 The Company will provide necessary information to support Distributor's registration of the PLP in the United States and Canada.

         4.5 Distributor shall not incur any liability on behalf of the Company or obligate the Company in any manner.

         4.6 The Company will assist Distributor in the development of marketing materials by providing existing artwork, photographs, test data, training materials, labeling, etc.

         4.7 The Company will provide Distributor with historical sales data on product mix, at the product code level, to aid Distributor in developing an appropriate initial inventory order.

         4.8 The Company will provide assistance with initial product training. Distributor will be responsible for all expenses associated with training with the exception of travel, meals, and lodging for the Company's employees.

      5. PRICE AND PRODUCT CHANGES

         5.1    Distributor   shall  purchase  from  the  Company  each  PLP  in
                accordance with the prices specified on Schedule H.***

      6. SALES FORECAST

         6.1 Pursuant to Schedule D, Distributor agrees to provide the Company with a twelve (12) month rolling forecast for the PLP. Such forecasts will be provided monthly, and will provide updates to months after the current and two successive months. Such forecasts are for production planning purposes only, and are not purchase orders. Shipments of product will be made to Distributor only on receipt of approved purchase orders from Distributor.



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***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.



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


      7. DELIVERY, SHIPMENT, PAYMENT AND RETURNS

         7.1 Delivery shall be ex works factory/shipping point. All orders will be shipped via surface carrier, usually Federal Express, unless otherwise specified by Distributor and agreed by the Company. All liability for damage or lost shipments shall be the responsibility of the carrier and the Company shall have no liability therefor. With the exception of the initial order, all shortages or shipment discrepancies must be reported to the Company by Distributor within ten (10) working days of shipment receipt. Shortages or discrepancies found in the initial order must be reported within twenty (20) working days of shipment receipt.

         7.2 Distributor's net prices and shipping charges, insurance costs and terms of payment shall be set forth on invoices from the Company, and all amounts invoiced shall be due net thirty (30) days from date of the receipt of the PLP by Distributor. If Distributor fails to pay invoices when due, the Company, in addition to any other action it may take under this Agreement, may suspend credit and ship the PLP to Distributor only upon receipt of payment in advance or by C.O.D.

         7.3    ***

         7.4 The PLP may not be returned without prior written consent of the Company. The Company will only accept returns due to defective product. The Company and Distributor will agree on testing methods and specifications which will be used to determine if the PLP shipped to Distributor is within applicable specifications.

      8. TERMS

         8.1    The  initial  term of this  Agreement  shall  commence  once the
                Company has delivered the completed initial purchase order to Distributor and shall continue for a period of two (2) years thereafter. This Agreement will automatically renew for subsequent terms of two (2) years each unless, no later than six
                (6) months prior to the expiration of the initial term or any renewal term of this Agreement, either party gives notice to the other party of its desire not to renew this Agreement, in which event this Agreement shall expire, and be of no further force or effect, upon the expiration of the term of this Agreement then in effect.



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***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.



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


         8.2 This Agreement can be modified only by mutual written agreement of both parties.

         8.3 The first order from Distributor will be the PLP version of the Mirage(TM)and Deltaloc(TM)systems, consisting of 30 Mirage(TM)systems and 50 Deltaloc(TM)systems and an additional quantity of implants and instruments to establish stocking inventory.

         8.4    ***

      9. INDEMNIFICATION

         9.1 Indemnification by Company. The Company hereby agrees to indemnify, defend and hold Distributor harmless from any damages awarded against Distributor (including, without limitation, reasonable costs and legal fees incurred by Distributor) arising out of (i) any claims, liabilities, losses or expenses caused by the Company's breach of any of its obligations, representations or warranties made in this Agreement or (ii) any claims, liability, losses or expenses arising from product liability claims, or (iii) any suit, claim or other legal action ("Legal Action") brought by a third party that alleges (a) that the PLP infringes any patent, or trade secrets of a third party located in the Area or (b) that the Mirage(TM)or Deltaloc(TM)systems infringe any copyright, trademark, servicemark, patent or trade secrets of a third party in the Area or (c) personal injury or death resulting from the use of the PLP. If the PLP is found to infringe any such third party intellectual property right in such a Legal Action, the Company, at its sole discretion and expense, may (a) obtain a license from such third party for the benefit of Distributor; (b) replace or modify the PLP so that it is no longer infringing; or (c) if neither of the foregoing is commercially feasible, terminate this Agreement with no further liability to Distributor.

         9.2 Indemnification by Distributor. Distributor hereby agrees to indemnify, defend and hold the Company harmless from any damages, costs or liabilities (including, without limitation, any reasonable costs or legal fees incurred by Company) arising out of any claims, liabilities, losses or expenses caused by Distributor's (i) breach of any of its obligations, representations or warranties made in this Agreement; or (ii) false and misleading representation made by any employee or authorized agent of Distributor regarding the PLP.



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***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.


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


         9.3 Indemnification Procedure. A party seeking indemnification (an "indemnified party") shall give the other party (an "indemnifying party") written notice of any Legal Action within ten (10) days of the first knowledge thereof. The indemnifying party shall have sole and exclusive control of the defense of any Legal Action, including the choice and direction of legal counsel. The indemnified party shall have the right to engage its own counsel, at its own expense. The indemnified party may not settle or compromise any Legal Action without the written consent of the indemnifying party.

         9.4 The Company will use its best efforts to obtain an adequate amount of insurance for the purpose of indemnification.

         9.5 Paragraphs 9.1 through and including 9.3 shall survive the termination of this Agreement.

      10. TERMINATION

         10.1 The Company may terminate or modify this Agreement immediately and without notice if Distributor fails to pay for the PLP as provided herein beyond a cure period of thirty (30) days.

         10.2 The Company may terminate this Agreement upon ninety (90) days written notice if Distributor fails to materially comply with any other term or provision of this Agreement.

         10.3 This Agreement may be terminated by either party if a party is insolvent, or enters into bankruptcy. Either party may terminate this Agreement if that party is insolvent or enters into bankruptcy proceedings which are not resolved after a period of sixty (60) days.

         10.4 This Agreement shall automatically terminate upon dissolution or liquidation of either party.

         10.5 Upon termination of this Agreement for any reason, all orders accepted by the Company prior to termination will terminate and the Company will have no obligations thereunder. Any partial payments or advances made against such orders shall be returned to Distributor upon termination.

         10.6 Should either party terminate this Agreement, Distributor will have the right to sell its existing inventory, and in such event, the Company will not accept any inventory for returns unless such inventory is defective.



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      11. STATUS OF THE PARTIES

         11.1 Distributor shall not have the power to assign this Agreement or any right or obligation hereunder unless prior written consent is received by Distributor from the Company. Not withstanding anything herein, the Distributor and the Company shall have the right to assign this Agreement to any subsidiary or affiliate without the prior written consent of the other party, as long as such subsidiary or affiliate acknowledges and agrees to be bound by the terms of this Agreement.

         11.2 This Agreement will remain in force should a third party acquire the Company. Any acquisition by a third party of the Mirage(TM)and Deltaloc(TM)product lines during the term of this Agreement will be subject to this Agreement.

      12. DISPUTES

         12.1 In the event of a dispute between the Company and Distributor, the parties agree to attempt to resolve the dispute through good faith efforts.

      13. MISCELLANEOUS

         13.1 This Agreement, including the Schedules attached hereto, as amended from time to time, embodies the entire understanding of the parties. All prior arrangements between the Company and Distributor are canceled or superseded by this Agreement. In the event of any conflict between this Agreement and purchase orders or other forms utilized by the parties, the terms of this Agreement shall prevail.

         13.2 No failure or delay on the part of either party hereto in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any right, power or privilege. The rights and remedies expressly specified in this Agreement are cumulative and are not exclusive of any rights or remedies which either party would otherwise have.

         13.3 The Company acknowledges that this Agreement is a confidential document, and acknowledges that Distributor is a public company. Therefore, the Company agrees that Distributor will have the right to issue public and press announcement regarding the terms of this Agreement and the resulting relationship between the Company and Distributor. Nonetheless, Distributor shall provide a courtesy copy of any such announcement to the Company for its review and



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                information in advance of its release.  The Company acknowledges that any such advance copy must remain confidential and might be deemed under Securities and Exchange Commission rules and regulations to be inside information. Additionally, the Company acknowledges that Distributor may need to file a copy of this Agreement and any amendments thereto with the Securities and Exchange Commission.

         13.4   Notices under this Agreement may be given to:

                (i) the Company by being handed to the President of the Company.

                (ii) Distributor  or the  Company by being  sent to the  address provided below adjacent to the signature of the party in question, by facsimile, telex or registered, return receipt requested first-class mail and by express mail, where appropriate.

         13.5 During the term of this Agreement and for one year after expiration of the last term of this Agreement, the Company and Distributor agree not to recruit each other's employees or independent sales agents. Notwithstanding anything herein, the Company and Distributor acknowledge the existing overlap regarding the Company's independent sales agent, Rock Surgical. This agent will be allowed to represent both the Company's products and Distributor's PLP.

         13.6 In the event any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the other provisions of this Agreement shall remain in effect and be enforceable in accordance with their terms.

         13.7 This Agreement will be interpreted under the laws of the State of California

      14. WARRANTY AND LIMITATION OF REMEDIES

         14.1 ALL PLP SOLD TO DISTRIBUTOR UNDER THIS AGREEMENT ARE WARRANTED BY THE COMPANY ONLY IN ACCORDANCE WITH THE WARRANTIES EXPRESSLY SET FORTH ON THE PACKAGING OR IN THE LABELING OR INSTRUCTIONS FOR USE OF SUCH PLP. SUCH WARRANTIES MAY BE MODIFIED FROM TIME TO TIME BY THE COMPANY DURING THE TERM OF THIS AGREEMENT. SUCH WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WHICH ARE HEREBY DISCLAIMED AND EXCLUDED BY THE


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                COMPANY.  DISTRIBUTOR  ACKNOWLEDGES  THAT THE COMPANY IS NOT THE
                MANUFACTURER OF SOME OR ALL OF THE PLP THAT THE COMPANY PROVIDES
                NO  WARRANTIES,   EXPRESS  OR  IMPLIED,  BEYOND  THE  WARRANTIES
                PROVIDED BY THE MANUFACTURER OF ANY OF THE PLP. THE COMPANY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY WARRANTY OF TITLE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         14.2 The Company shall not be liable for any loss or damage caused by delay in furnishing the PLP or services or any other performance under or pursuant to this Agreement when such delay is due to acts of God, labor disputes or other such causes beyond its control.



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


IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written:

OSTEOTECH, INC.                            ALPHATEC MANUFACTURING, INC.
"Distributor"                              "The Company"

By: /s/                                    By: /s/
    ---------------------------------          ---------------------------------
    Title  President                           Title: President

Address: 51 James Way                      Address:  42-160 State Street
         Eatontown, N.J.  07724                      Palm Desert, CA  92211

Telephone: (732) 542-2800                  Telephone: (760) 779-8250


WITNESS:                                   WITNESS:

/s/ Donna Haag                             /s/ Kurt Stephensen
-------------------------------------      -------------------------------------



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


               Schedule A - Mirage(TM) Top Tightening Spine System
            For purposes of this agreement, Mirage(TM) is defined as

PART                     MIRAGE SPINAL SYSTEM
NUM.                     Alphatec DESCRIPTION

                               IMPLANTS

65301 - 04        Ti - ROD  /  .2500,  (4cm)  TI6--4E
65301 - 05        Ti - ROD  /  .2500,  (5cm)  T16--4E
65301 - 07        Ti - ROD  /  .2500,  (7cm)  T16--4E
65301 - 09        Ti - ROD  /  .2500,  (9cm)  TI6--4E
65301 - 11        Ti - ROD  /  .2500,  (11cm)  T16--4E
65301 - 13        Ti - ROD  /  .2500,  (13cm)  T16--4E
65301 - 15        Ti - ROD  /  .2500,  (15cm)  T16--4E
65301 - 17        Ti - ROD  /  .2500,  (17cm)  T16--4E
65301 - 45        Ti - ROD  /  .2500,  (45cm)  TI6--4E
65301 - 50        Ti - ROD  /  .2500,  (50cm)  T16--4E

66603             TT LAMINAR HOOK,  LG
66604             TT LAMINAR HOOK,  SM
66605             TT NARROW LAMINAR HOOK,  LG
66606             TT NARROW LAMINAR HOOK,  SM
66607             TT ELEVATED LAMINAR HOOK,  LG
66608             TT ELEVATED LAMINAR HOOK,  SM
66609             TT THORACIC LAMINAR HOOK,  LG
66610             TT THORACIC LAMINAR HOOK,  SM
66611             TT PEDICLE HOOK,  SM
66612             TT TRANSVERSE PROCESS HOOK
66613             TT CRANIAL ANGLED HOOK
66614             TT CAUDAL ANGLED HOOK
66615             TT PEDICLE HOOK,  SM

66625 - 45        TT BRIDGE ASSY    4.5cm - TI64ELI
66625 - 65        TT BRIDGE ASSY    6.5cm - TI64ELI
66625 - 85        TT BRIDGE ASSY    8.5cm - TI64ELI

66655 - 25        5.5mm  BONE SCREW - 25mm LENGTH
66655 - 30        5.5mm  BONE SCREW - 30mm LENGTH
66655 - 35        5.5mm  BONE SCREW - 35mm LENGTH
66655 - 40        5.5mm  BONE SCREW - 40mm LENGTH
66655 - 45        5.5mm  BONE SCREW - 45mm LENGTH
66655 - 50        5.5mm  BONE SCREW - 50mm LENGTH
66655 - 55        5.5mm  BONE SCREW - 55mm LENGTH
66665 - 25        6.5mm  BONE SCREW - 25mm LENGTH
66665 - 30        6.5mm  BONE SCREW - 30mmLENGTH
66666 - 35        6.5mm  BONE SCREW - 35mm LENGTH
66665 - 40        6.5mm  BONE SCREW - 40mm LENGTH

66665 - 45        6.5mm  BONE SCREW - 45mm LENGTH
66665 - 50        6.5mm  BONE SCREW - 50mm LENGTH
66665 - 55        6.5mm  BONE SCREW - 55mm LENGTH
66675 - 25        7.5mm  BONE SCREW - 25mm LENGTH
66675 - 30        7.5mm  BONE SCREW - 30mm LENGTH
66675 - 35        7.5mm  BONE SCREW - 35mm LENGTH
66675 - 40        7.5mm  BONE SCREW - 40mm LENGTH
66675 - 45        7.5mm  BONE SCREW - 45mm LENGTH
66675 - 50        7.5mm  BONE SCREW - 50mm LENGTH
66675 - 55        7.5mm  BONE SCREW - 55mm LENGTH
66685 - 25        8.5mm  BONE SCREW - 25mm LENGTH
66685 - 30        8.5mm  BONE SCREW - 30mm LENGTH
66685 - 35        8.5mm  BONE SCREW - 35mm LENGTH
66685 - 40        8.5mm  BONE SCREW - 40mm LENGTH
66685 - 45        8.5mm  BONE SCREW - 45mm LENGTH
66685 - 50        8.5mm  BONE SCREW - 50mm LENGTH
66685 - 55        8.5mm  BONE SCREW - 55mm LENGTH

66681     LINK, SM, TI64ELI
66681 - L18LINK, SM, LH 18 DEGREE
66681 - R18LINK, SM, RH 18 DEGREE
66662     LINK, MEDIUM, TI64ELI
66682 - L28LINK, MEDIUM. LH 28 DEGREE
66682 - R28LINK, MEDIUM, RH 28 DEGREE
66683     LINK, LG, LH 18 DEGREE
66683 - L28LINK, LARGE, LH 28 DEGREE
66683 - R28LINK, LARGE, RH 28 DEGREE
66684     HOOK LINK, SM
66684     HOOK LINK, MED
66684     HOOK LINK, LG

66691     NUT

66696     WASHER  TI64ELI

                        Implant Total

                        INSTRUMENTS

65302             ROD TEMPLATE  45cm
65404             MODULAR RATCHET HANDLE
65408             DEFLECTION BEAM TORQUE WRENCH
65426             T-HANDLE RATCHET
65435             TI-ROD ROTATION WRENCH
65443             TI-ROD PUSHER
65444             TI-ROD CUTTER
65445             ALPHA TI-ROD HOLDER

65446             TI-ROD BENDER
65452             HOOK SPREADER
65453             HOOK COMPRESSOR
65454             HOOK SPREADER, LG
65455             PROBE, CRVD
65456             PROBE, FLAT
65457             PROBE, ROUND
65458             PROBE, STRAIGHT
65461             K-WIRE INSERTER/DEPTH GAUGE
65462             T-BAR/CLEANING WIRE
65550 - 250       ROD HOLDER FCPS
66401             TOP TIGHTENING HOOK HOLDER
66402             AWL
66403             LINK E-Z CLAMP
66404             SCREW DRIVER/LIMITER
66405             SCREW INSERTER, W/PLASTIC SLEEVE
66405 - 02        SCREW INSERTER PLASTIC SLEEVE
66406             HEX DRIVER FOR TT BRIDGE
66407             NUT & WASHER INSERTER
66408             3/8" TORQUE WRENCH EXTENSION
66409             HOOK NUT INSERTER
66410             SCREW DRIVER/INSERTER
66420             HOOK IMPACTOR
66426             TT BRIDGE/CLAMP HOLDER
65429             T WRENCH/SQUARE DRIVE ADAPTOR
66430             TT TI-ROD LOCATOR
66431             ANTI-TORQUE ROD STABILIZER
66439-01          TORQUE WRENCH NUT TIGHTENER
66439-02          REVERSE TORQUE WRENCH SCREW DRIVER
66439-03          TORQUE WRENCH, T-HANDLE NUT TIGHTENER
66441             IN SITU ROD/BRIDGE BENDER
66446             FRENCH ROD BENDER
66451             LINK SPREADER
66452             LINK REMOVER
66455             TT BONE SCREW TAP 5.5mm
66463             SCREW ADJUSTER
66465             TT DONE SCREW TAP 6.5mm
66466             TT HOOK INSERTER
66471             TT SCREW TEMPLATE
66475             TT BONE SCREW TAP 7.5mm
66485             TT BONE SCREW TAP 8.5mm
66501             SPINAL IMPLANT CASE
66501-04          SCOLIOSIS IMPLANT TRAY
66504             SPINAL INSTRUMENT CASE
66677             NUT & WASHER BLOCK
65460             K-WIRE

                Schedule B- Deltaloc(TM) Anterior Cervical System
           For purposes of this agreement, Deltaloc(TM) is defined as

-------------------------------------------------------------------------------
PART                             Alphatec DESCRIPTION
NUM.                             DELTALOC - ANTERIOR CERVICAL PLATE
-------------------------------------------------------------------------------


69040 - 0104.0mm. x 10mm VARIABLE ANGLE SCREW
69040 - 0124.0mm. x 12mm VARIABLE ANGLE SCREW
69040 - 0144.0mm. x 14mm VARIABLE ANGLE SCREW
65040 - 0164.0mm. x 16mm VARIABLE ANGLE SCREW
59041 - 0104.0mm. x 10mm FIXED ANGLE SCREW
69041 - 0124.0mm. x 12mm FIXED ANGLE SCREW
69041 - 0144.0mm. x 14mm FIXED ANGLE SCREW
69041 - 0164.0mm. x 16mm FIXED ANGLE SCREW
69045 - 0104.5mm. x 10mm VARIABLE ANGLE SCREW
69045 - 0124.5mm. x 12mm VARIABLE ANGLE SCREW
69045 - 0144.5mm. x 14mm VARIABLE ANGLE SCREW
69045 - 0164.5mm. x 16mm VARIABLE ANGLE SCREW
69046 - 0104.5mm. x 10mm FIXED ANGLE SCREW
69046 - 0124.5mm. x 12mm FIXED ANGLE SCREW
69046 - 0144.5mm. x 14mm FIXED ANGLE SCREW
69046 - 0164.5mm. x 16mm FIXED ANGLE SCREW

69001 - 01414mm LEVEL 1 PLATE
69001 - 01616mm LEVEL 1 PLATE
69001 - 01818mm LEVEL 1 PLATE
69001 - 02020mm LEVEL 1 PLATE
69001 - 02222mm LEVEL 1 PLATE
69001 - 02424mm LEVEL 1 PLATE
69001 - 02626mm LEVEL 1 PLATE
69002 - 02828mm LEVEL 2 PLATE
69002 - 03131mm LEVEL 2 PLATE
69002 - 03434mm LEVEL 2 PLATE
69002 - 03737mm LEVEL 2 PLATE
69002 - 04040mm LEVEL 2 PLATE
69002 - 04343mm LEVEL 2 PLATE
69002 - 04646mm LEVEL 2 PLATE
69003 - 04545mm LEVEL 3 PLATE
69003 - 04848mm LEVEL 3 PLATE
69003 - 05151mm LEVEL 3 PLATE
69003 - 05454mm LEVEL 3 PLATE
69003 - 05757mm LEVEL 3 PLATE
69003 - 06060mm LEVEL 3 PLATE
69003 - 06363mm LEVEL 3 PLATE
69003 - 06666mm LEVEL 3 PLATE
69003 - 06969mm LEVEL 3 PLATE

69004 - 06060mm LEVEL 4 PLATE
69004 - 06464mm LEVEL 4 PLATE
69004 - 06868mm LEVEL 4 PLATE
69004 - 07272mm LEVEL 4 PLATE
69004 - 07676mm LEVEL 4 PLATE
69004 - 08080mm LEVEL 4 PLATE
69004 - 06484mm LEVEL 4 PLATE


                          INSTRUMENTS

69100             PLATE HOLDER
69110             FIXED ANGLE DRILL GUIDE
69115             VARIABLE ANGLE DRILL GUIDE
69116             LIMITED ANGLE DRILL GUIDE
69120             BENDING PLIERS
69130             QUICK CONNECT HANDLE
69150             TAP
69160             HEX DRIVER
69170             LOCKING TOOL
69171             UNLOCKING TOOL
69180             DISTRACTOR / COMPRESSOR
69181             DISTRACTOR / COMPRESSOR POST
69182             POST DRIVER
69190             CERVICAL PLATE STERILIZATION CASE
69140 - 01010mm   DRILL BIT
69140 - 01212mm   DRILL BIT
69140 - 01414mm   DRILL BIT
69140 - 01616mm   DRILL BIT

                   Schedule C -- Purchase Schedule of Products



***



--------------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

         Schedule D - Purchase Commitment Adjustments Due to Backorders,
                  Purchase Lead Times and Distributor Forecasts



***



--------------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

                    Schedule F - Company's Existing Customers

For purposes of this Agreement, a customer is defined to mean a surgeon within a particular hospital.

This list includes surgeons who have done a Mirage or Deltaloc case within the last 6 months or who have committed to do a surgery within the next 30 days. If they do not do a case within 30 days of when this agreement is signed, they will be removed from the list.

                             ALPHATEC SPINE SURGEONS

Dr. Paul Asdourian         Baltimore, Maryland
Dr. John Barry             Baltimore, Maryland
Dr. James York             Baltimore, Maryland
Dr. Joseph Jamaris         Baltimore, Maryland
Dr. Shane Pak              Baltimore, Maryland
Dr. Rick Delamarter        Los Angeles, California
Dr. Michael Tooke          Los Angeles, California
Dr. DeGrange               Los Angeles, California
Dr. Shahim Etebar          Rancho Mirage, California
Dr. Duncan McBride         Los Angeles, California
Dr. Wang                   Los Angeles, California
Dr. Hannani                Los Angeles, California
Dr. Tahernia               San Diego, California
Dr. Akbarnia               San Diego, California
Dr. McGuire                San Diego, California
Dr. Richard Ozuna          Boston, Massachusetts
Dr. Ardnt                  Boston, Massachusetts
Dr. Brick                  Boston, Massachusetts
Dr. Puccio                 Boston, Massachusetts
Dr. John Gorup             Lafayette, Indiana
Dr. Joseph Riina           Indianapolis, Indiana
Dr. Svavada                Indianapolis, Indiana
Dr. Jatana                 Denver, Colorado
Dr. Michael Ramsey         Midland/Odessa, Texas
Dr. Scott Smith            Midland, Texas
Dr. Mcgavorn               Midland, Texas
Dr. Gordon                 Texas
Dr. Duarte                 San Angelo, Texas
Dr. LaGrande               San Angelo, Texas
Dr. Fisher                 San Angelo, Texas
Dr. Alexander              San Angelo, Texas
Dr. Meeks                  Odessa, Texas
Dr. Alex Echeverry         Corpus Christi, Texas
Dr. Willman                Corpus Christi. Texas
Dr. Karreh                 Corpus Christi, Texas
Dr. Robert Arranabar       San Antonio, Texas
Dr. Rafael Parra           San Antonio, Texas
Dr. Skuerhut               San Antonio, Texas
Dr. Garzavail              San Antonio, Texas
Dr. Kuwamara               San Antonio, Texas
Dr. Meadows                San Antonio, Texas
Dr. Ward                   San Antonio, Texas
Dr. Gurhwitts              San Antonio. Texas
Dr. Kingman                San Antonio, Texas
Dr. Gultierrez             San Antonio, Texas
Dr. Neely                  Austin, Texas
Dr. Hanson                 Austin, Texas
Dr. O'Grady                Austin. Texas
Dr. Patel                  Austin, Texas
Dr. Betts                  Austin, Texas
Dr. Todd                   Arlington, Texas
Dr. Highcamp               Arlington, Texas
Dr. Acosta                 Arlington, Texas
Dr. Rosentein              Arlington., Texas
Dr. Maxwell                Abilene, Texas
Dr. Torraz                 Abilene, Texas
Dr. Chittwood              Abilene, Texas

Dr. Mcdonna                Abilene, Texas
Dr. Mark Cwikla            Dallas, Texas
Dr. Schwickla              Dallas, Texas
Dr. J. White               Dallas, Texas
Dr. Kutana                 Dallas, Texas
Dr. Mitchell               Ft. Worth, Texas
Dr. Rosenstein             Ft. Worth; Texas
Dr. Weavor                 Ft. Worth, Texas
Dr. Wheeler                Ft. Worth, Texas
Dr. Rahlston               Ft. Worth, Texas
Dr. Meyer                  Ft. Worth, Texas
Dr. Cosmoski               Ft. Worth, Texas
Dr. Coffman                Ft. Worth, Texas
Dr. Danielson              Tyler, Texas
Dr. Piskin                 Amarillo, Texas
Dr. Pollis                 Amarillo, Texas
Dr. Cone                   Amarillo, Texas
Dr. Berg                   Amarillo, Texas
Dr. LaGrone                Amarillo, Texas
Dr. Franco Cerrabono       New York, New York
Dr. Arnold Swartz          New York, New York
Dr. Chris Hamil            New York, New York
Dr. Bursick                Pittsburgh, Pennsylvania
Dr. Kaufman                Pittsburgh Pennsylvania
Dr. Palmer                 Pittsburgh, Pennsylvania
Dr. Alan Hilibrand         Philadelphia, Pennsylvania
Dr. Bennett                Newport Richey, Florida
Dr. Maser                  Florida
Dr. Sweeney                Sarasota, Florida
Dr. Lonstein               Sarasota, Florida
Dr. Peterson               Florida
Dr. Piper                  St. Louis, Missouri
Dr. Chibot                 St. Louis, Missouri
Dr. Robert Peterson        Salt Lake City, Utah
Dr. Darrel Brodke          Salt Lake City, Utah
Dr. Eboh                   Ohio
Dr. Lewis                  Jackson, Mississippi
Dr. Wood                   Jackson, Mississippi
Dr. Lee                    Mississippi
Dr. Senter                 Jackson, Mississippi
Dr. Barrett                Jackson, Mississippi
Dr. Molleston              Mississippi
Dr. Alexander              Jackson, Mississippi
Dr. Prevost                Jackson, Mississippi
Dr. Stringer               Jackson, Mississippi
Dr. Alexander              Jackson, Mississippi
Dr. Lewis                  Jackson, Mississippi
Dr. Frenz                  Jackson, Mississippi
Dr. Mollsten               Hattiesburg, Mississippi

                            Schedule H: - Price List



***







----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.